UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2014

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

3 Columbus Circle, 15th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

1

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 18, 2014, the Board of Directors (the “Board”) of TG Therapeutics, Inc. (the “Company) adopted certain amendments (the “Amendments”) to the Restated Bylaws of the Company. The Amendments became effective immediately upon their adoption on July 18, 2014. The Board desires to amend the Bylaws to revise Articles 2 and 4 thereof in order to, among other purposes, (i) eliminate the ability of stockholders to call special meetings, (ii) require stockholders seeking to nominate persons to serve as directors or to propose any other business to provide adequate notice of their intentions and other relevant information, and (iii) clarify the ability of the presiding officer at any stockholders meeting to adopt rules for the conduct of such meetings, all for the purpose of ensuring that contests regarding director nominations or other proposals are conducted in a fair manner for the benefit of all stockholders. The Amendments read:

Section 2.02 SPECIAL MEETINGS. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board, or by a committee of the Board which, or officer of the corporation who, has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in the Bylaws, include the power to call such meetings, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of the Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the General Corporation Law of the State of Delaware (or its successor statute as in effect from time to time hereafter), then such special meeting may also be called by the person or persons, in the manner, at the time and for the purposes so specified. The business that may be transacted at any special meeting of stockholders shall be limited to that proposed in the notice of the special meeting given in accordance with Section 2.04 (including related or incidental matters that may be necessary or appropriate to effectuate the proposed business).

Section 2.12 NOTICE OF STOCKHOLDER BUSINESS; NOMINATIONS.

Section 2.12.1 Annual Meeting of Stockholders.

(a) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of such meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 2.12, who is entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.12.

(b) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.12.1(a):

(i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation;

(ii) any such proposed business (other than the nomination of persons for election to the Board) must constitute a proper matter for stockholder action;

(iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in this Section, such stockholder or beneficial owner must, in the case of a proposal other than the nomination of persons for election to the Board, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice; and

(iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section.

To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day and no earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be so delivered (A) no earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and (B) no later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which Public Announcement, as that term is defined in this Section, of the date of such meeting is first made by the Corporation. In no event shall the Public Announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth:

(x) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) all information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or would be otherwise required, in each case pursuant to and in accordance with Section 14(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation;

(y) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

(z) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and any such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (v) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether such stockholder or beneficial owner intends (or is part of a group that intends) to deliver a proxy statement and/or form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent being a “Solicitation Notice”), and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. Without limiting the foregoing, the information required by clauses (ii), (iii), and (iv) of this paragraph (z) shall be updated by the stockholder and each beneficial owner, if any, on whose behalf such notice is being submitted not later than 10 days after the record date for the meeting to disclose such information as of the record date.

The foregoing notice requirements of this Section 2.12.1(b) shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(c) Notwithstanding anything in the second sentence of Section 2.12.1(b) to the contrary, in the event that the number of directors to be elected to the Board is increased effective after the time period for which nominations would otherwise be due under Section 2.12.1(b) and there is no Public Announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.12 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation no later than the close of business on the tenth (10th) day following the day on which such Public Announcement is first made by the Corporation.

Section 2.12.2 General.

(a) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12 shall be eligible to be elected at a meeting of stockholders and to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.12. Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.12 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made or solicited (or is part of a group that solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by Section 2.12.1(b)(z)(vi) and, if any proposed nomination or business was not made or proposed in compliance with this Section 2.12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.12, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.12.2, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholder.

(b) For purposes of this Section 2.12, the term “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to section 13, 14 or 15(d) of the Exchange Act.

(c) Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein; provided however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.12, and compliance with the requirements under this Section 2.12 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of Section 2.12.1(b), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 2.12 shall be deemed to affect any rights of (a) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) the holders of any series of Preferred Stock to elect directors elected by one or more series of Preferred Stock pursuant to any applicable provisions of the Certificate of Incorporation.

Section 2.13 CONDUCT OF MEETINGS. The President shall preside over every stockholders’ meeting unless these bylaws or the Board designate another person to preside at a meeting. The person presiding at a meeting may appoint any persons he or she deems necessary to assist with the meeting. The Board may adopt by resolution such rules and regulations for the conduct of a meeting of stockholders as it shall deem appropriate. Subject to such rules and regulations as the Board may adopt, at any meeting of stockholders, the person presiding at the meeting may establish the rules of order and procedures governing the conduct of business at such meeting, and do all such acts as, in the judgment of the presiding person, are appropriate for the proper conduct of such meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding at the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the person presiding at the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The person presiding at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and, if such presiding person should so determine, shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered.

Section 4.06 PRESIDENT. The President of the Corporation shall, subject to the control of the Board, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside over every stockholders’ meeting and Board meeting unless these bylaws or the Board designate another person to preside at a meeting. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned to him by the Board or as prescribed by the Bylaws.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference. Articles II and IV of the Amended and Restated Bylaws reflect the changes described above.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this Report:

(d)       Exhibits.

3.1       Amended and Restated Bylaws of TG Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG THERAPEUTICS, INC.

By:  /s/ Sean Power

Sean Power

Chief Financial Officer

Dated: July 21, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Bylaws of TG Therapeutics, Inc.

-10-